Exhibit 10.20

Execution Version

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN INTERCREDITOR AGREEMENT (THE “INTERCREDITOR AGREEMENT”) DATED AS OF NOVEMBER 6, 2009 BY AND AMONG WELLS FARGO BANK, NATIONAL ASSOCIATION ACTING THROUGH ITS WELLS FARGO BUSINESS CREDIT OPERATING DIVISION, MILL ROAD CAPITAL, L.P. AND PHYSICIANS FORMULA, INC.; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR U.S. FEDERAL INCOME TAX PURPOSES.  FOR FURTHER INFORMATION REGARDING THE ISSUE PRICE, AMOUNT OF OID, ISSUE DATE, THE YIELD TO MATURITY OF THIS NOTE AND ANY OTHER INFORMATION REQUIRED UNDER TREASURY REGULATIONS SECTION 1.275-3(b)(1)(i), THE HOLDER OF THIS NOTE SHOULD CONTACT THE OFFICE OF THE CHIEF FINANCIAL OFFICER OF PHYSICIANS FORMULA INC. AT 1055 WEST 8TH STREET, AZUSA, CA 91702, TEL NO. (626) 334-3395 AT ANY TIME BEGINNING 10 DAYS AFTER THE DATE OF ISSUANCE.

PHYSICIANS FORMULA, INC.

SENIOR SUBORDINATED NOTE

$8,000,000.00	November 6, 2009

FOR VALUE RECEIVED, Physicians Formula, Inc., a New York corporation (the “Maker”), hereby promises to pay to the order of Mill Road Capital, L.P., a Delaware limited partnership (“MRC”), or its registered assigns and transferees (collectively, the “Payee”) the principal sum of Eight Million Dollars ($8,000,000.00), plus the aggregate amount of accrued interest from time to time capitalized thereon, less the aggregate amount of principal prepaid or repaid from time to time, in each case, pursuant to the terms and conditions of and at the times provided in the Purchase Agreement (as defined below).

1.          Notes.  This Senior Subordinated Note (this “Note”) is issued pursuant to, and is subject to the terms and entitled to the benefits of, the Senior Subordinated Note Purchase and Security Agreement of even date herewith among the Maker, MRC and the Guarantors (as defined therein), as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms (the “Purchase Agreement”).  The Payee is entitled to enjoy the benefits of and to enforce the provisions of the Purchase Agreement as a Holder and is subject to the obligations thereunder of Holder.  Terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

2.          Interest.  Commencing on the date of issuance, this Note will accrue interest on the unpaid principal amount thereof at the Interest Rate specified in, and subject to adjustment as provided in, the Purchase Agreement.  Interest on this Note shall be computed based on a 360-day year and actual days elapsed, and all PIK Interest on this Note shall be compounded quarterly on the first day of each calendar quarter.  Cash interest on this Note shall be payable monthly in arrears on each Interest Payment Date commencing on December 1, 2009 by wire transfer of immediately available funds to one or more accounts designated by the Payee.  The records of the Payee shall, absent manifest error, be conclusive evidence of the outstanding principal balance of this Note, including all PIK Interest added to the principal amount thereof and the compounding thereof, but any failure of the Payee to record, or any error in so recording, any such amount on the Payee’s records shall not limit or otherwise affect the obligations of the Maker under this Note to make all payments of principal of and interest thereon when due.

If an Event of Default has occurred and is continuing, from and after the date such Event of Default has occurred the entire outstanding unpaid principal balance of this Note and any unpaid interest from time to time in default shall (both before and after acceleration and entry of judgment) bear interest, payable in cash on demand, at a rate per annum equal to the Interest Rate payable pursuant to Section 1.1 of the Purchase Agreement plus three percent (3%); provided, however, that upon the cessation or cure of such Event of Default, if no other Event of Default is then continuing, this Note shall again bear interest at the applicable Interest Rate as set forth in Section 1.1 of the Purchase Agreement.

The obligations of the Maker to pay interest under this Note are subject in all events to the provisions of Section 1.6 of the Purchase Agreement relating to Excess Interest and the Maximum Rate.

3.          Maturity; Required Redemption.  Unless the maturity of this Note is accelerated pursuant to Article VIII of the Purchase Agreement, this Note shall mature and be redeemed by the Maker in one installment which shall be paid on May 6, 2013.  On the stated or accelerated maturity date of the Notes, the Maker will pay in cash the principal amount of the Notes then outstanding together with all accrued and unpaid interest thereon, including, without limitation, all PIK interest.

4.          Optional Prepayments.  The Maker may voluntarily prepay this Note, in whole or in part, at any time.  Optional prepayments permitted pursuant to the Purchase Agreement may only be made upon payment to the Payee of an amount equal to the sum of the principal amount to be prepaid, together with all accrued and unpaid interest (including PIK Interest) on the amount so prepaid through the date of prepayment, plus the Prepayment Premium, if any, as provided in the Purchase Agreement.

5.          Repurchase upon a Change of Control.  The Maker is obligated upon the occurrence of a Change of Control to repurchase this Note in whole on the terms and conditions set forth in Section 1.4(c) of the Purchase Agreement.

6.          Prepayment Premium.  In the event of any prepayment of this Note prior to the Maturity Date pursuant to Sections 1.4(b) and (c) of the Purchase Agreement, the Maker shall pay to the Payee the Prepayment Premium indicated in the Purchase Agreement corresponding to the time period in which such prepayment occurs or is required to occur.

7.          Guaranty and Security.  The payment and performance of this Note is and shall at all times be guaranteed (the “Guaranty”) by each Guarantor pursuant to Article IX of the Purchase Agreement.  This Note is secured pursuant to the terms of (a) the security interest granted by the Borrower under Article II of the Purchase Agreement, (b) the Guarantor Security Agreement dated as of the date hereof among the Guarantors and the Payee and (c) the other Security Documents.  The Payee is entitled to the benefits of the Guaranty, the Guarantor Security Agreement, the other Security Documents and the other Operative Documents, and may enforce the agreements of the Maker contained therein, and the Payee may exercise the remedies provided for thereby or otherwise available in respect thereof, all in accordance with the terms thereof.

8.          Remedies on Default. Etc.  Reference is made to the Purchase Agreement for the remedies available to the Payee upon the occurrence of an Event of Default as described in the Purchase Agreement.  The Maker hereby agrees to pay on demand all reasonable costs and expenses, including without limitation attorneys’ fees and costs of collection, incurred or paid by the holder of this Note in enforcing this Note in accordance with the Purchase Agreement.

9.          No Impairment.  No provision of the Purchase Agreement or this Note shall alter or impair the obligation of the Maker, which is absolute and unconditional, to pay the principal and interest on this Note at the times, places and rates, and in the currency, provided.

10.        Waivers; Amendments.  The Maker and each endorser and guarantor hereby waives presentment, demand, protest and notice of any kind.  No failure or delay on the part of the Maker or the Payee or holder hereof in exercising any right, power, privilege or remedy hereunder or under the Purchase Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, privilege or remedy preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy.  The remedies provided for herein and in the Purchase Agreement are cumulative and are not exclusive of any remedies that may be available to the Maker or the Payee at law or in equity or otherwise.  This Note may not be amended and the provisions hereof may not be waived, except in accordance with the terms of the Purchase Agreement.

11.        Lost Notes, etc.  If this Note is mutilated, destroyed, lost or stolen, upon receipt of evidence satisfactory to the Maker of such loss, theft, destruction or mutilation of this Note and, if requested in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to the Maker, or, in the case of any such mutilation, upon surrender and cancellation of this Note, the Maker shall issue a new Note of like tenor and amount and dated the date to which interest has been paid, in lieu of this Note; provided, however, if Payee, its nominee, or any of its partners or members is the holder of this Note and this Note is lost, stolen or destroyed, the affidavit of an authorized partner, member or officer of such holder setting forth the circumstances with respect to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnification shall be required as a condition to the execution and delivery by the Maker of a new Note in replacement of this Note other than the holder’s written agreement to indemnify the Maker.

12.        Waiver of Jury Trial.  EACH OF THE MAKER, EACH GUARANTOR AND THE PAYEE HEREBY WAIVES ITS RIGHT TO JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THE PURCHASE AGREEMENT, THIS NOTE OR ANY OF THE OTHER OPERATIVE DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING , WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE PAYEE RELATING TO THE ADMINISTRATION OR ENFORCEMENT OF THE NOTES AND THE OPERATIVE DOCUMENTS, AND AGREES THAT IT WILL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.  EXCEPT AS PROHIBITED BY LAW, EACH OF THE MAKER, EACH GUARANTOR AND THE PAYEE HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  EACH OF THE MAKER, EACH GUARANTOR AND THE PAYEE (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER OF SUCH PERSONS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT  SUCH PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (b) ACKNOWLEDGES THAT EACH OTHER SUCH PERSON HAS BEEN INDUCED TO ENTER INTO THE PURCHASE AGREEMENT AND THE OTHER OPERATIVE DOCUMENTS TO WHICH IT IS A PARTY BECAUSE OF, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED THEREIN.

13.        Governing Law; Jurisdiction; Venue.  THIS NOTE AND EACH OF THE OTHER OPERATIVE DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).  THE MAKER AND EACH GUARANTOR CONSENT TO THE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN NEW YORK COUNTY IN THE STATE OF NEW YORK IN CONNECTION WITH ANY SUIT TO ENFORCE THE RIGHTS OF THE PAYEE UNDER THIS NOTE OR ANY OF THE OTHER OPERATIVE DOCUMENTS AND CONSENT TO SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE MAKER OR ANY SUCH GUARANTOR, AS THE CASE MAY BE, BY MAIL AT THE MAKER’S OR SUCH GUARANTOR’S ADDRESS SET FORTH IN THE PURCHASE AGREEMENT.  THE MAKER AND EACH GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION BROUGHT IN THE COURTS REFERRED TO IN THIS SECTION AND IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH ACTION THAT SUCH ACTION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  ANY SUIT OR JUDICIAL PROCEEDING BY THE MAKER OR ANY GUARANTOR AGAINST THE PAYEE INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS NOTE OR ANY OTHER OPERATIVE DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THE OPERATIVE DOCUMENTS SHALL BE BROUGHT ONLY IN A FEDERAL OR STATE COURT LOCATED IN NEW YORK COUNTY IN THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the Maker has caused this Senior Subordinated Note to be duly executed under seal on the date set forth above by a duly authorized representative of the Maker.

PHYSICIANS FORMULA, INC.

By:	/s/ Ingrid Jackel
Name: Ingrid Jackel
Title: Chief Executive Officer

Signature Page to Senior Subordinated Note